Exhibit 99.1

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Exhibit 99.1

[LOGO]

Bear Stearns
Annual Credit Research
Conference
June 4, 2003

FairPoint Communications, Inc.

Walter E. Leach Jr.

Senior Vice President and Chief Financial Officer

[LOGO]

Discussion Topics

            •              Company Profile

            •              Industry Challenges
                                & FairPoint Response

            •              Financial Review

Company Overview

•                                          Established in 1991 to acquire Rural Local Exchange Carriers (RLECs)

•                                          Currently operate 29 RLECs in 18 states serving approximately 243,000 access lines

•                                          16th largest local telephone company in the U.S.

•                                          78% of access lines serve residential customers, 22% of access lines serve small business customers who primarily have 1 or 2 lines

•              RLEC revenue and EBITDA of $228.5 million and $132.7 million, respectively, for 2002

Revenue by Market

[GRAPH]

Revenue by Service

[GRAPH]

Company Profile
Service Offerings

Intra/Inter Access	Local Dial Tone	Enhanced Features

Long- distance	[LOGO]	Carrier Services

Internet Dial-up		Broadband DSL, Wireless

Company Profile: RLECs

RLECs	29

Local Exchanges	142

Square Miles	18,940

Access Lines Per Telco	500-56,000

Average Density (lines/sq mile)	12.9

State Of The Art Networks	100 Digital Switches	%

Significant Access Line Infrastructure

Regional Management Structure	Access Lines(1)

	Florida	54,630
	Maine	51,035
	New York	41,715
	Washington	39,367
	Ohio	9,518
[GRAPHIC]	Virginia	7,857
	Illinois	7,494
	Kansas	6,194
	Vermont	6,225
	Idaho	5,674
	South Dakota	4,145
	Oklahoma	3,595
	Pennsylvania	2,808
	Colorado	2,634
	TOTAL	242,891

(1)       As of 3/31/03

FairPoint has approximately 243,000 access lines in 18 states

Access Lines by State

	As of 3/31/03

	Florida	54,630
[GRAPHIC]	Maine	41,715
	New York	51,035
	Washington	39,367
	TOTAL:	186,747

•              Areas of customer concentration, best opportunities to rationalize footprint

(1)On April 21, 2003 FairPoint announced the acquisition of a Maine RLEC serving approximately 12,600 access lines

(2)On May 12, 2003 FairPoint Announced the divestiture of it’s South Dakota RLECs serving approximately 4,100 access lines

Rural Market Niche with Large Barriers to Entry

Communities served by FairPoint in each population range

• Significant Economic Barriers to Entry:

— Low subscriber density

[GRAPH]	— High% of residential lines

— Capital Intensive

• Virtually no wireline competition

• Only limited competition from cable systems and wireless technology

FairPoint has very limited competition in the rural markets it serves

Predictable and Consistent Free Cash Flow from Rural Telephone Business

•                                          Demand for rural telephone services from residential and small business customers in rural parts of the country has historically been very stable despite changing economic environments

•                                          As a result, FairPoint has experienced modest growth of its access lines in service over the last three years while RBOCs have lost a significant number of access lines over this period

Percent Gain / (Loss) in Access Lines: January 2000 - December 2002

[GRAPH]

FairPoint’s stable access line count underlies the Company’s predictable and consistent revenue stream

Supportive Regulatory Environment

•                                          Strong congressional consensus for rate stability and revenue support for rural providers

-                                            Cost plus return on investment

-                                            Support mechanisms to promote universal services

•                                          Only gradual regulatory changes expected

•                                          FairPoint is very proactive in monitoring and assisting in the shaping of regulatory policy

-                                            John Duda focuses full-time on regulatory and legislative matters

-                                            Gene Johnson is Chairman of OPASTCO’s Universal Service Fund Committee which actively submits policy to the FCC

The supportive regulatory environment in which the Company operates enables FairPoint to generate consistent Free Cash Flow and high EBITDA margins (>50%)

FairPoint Business Strategy

•                                          Continue to Improve Operating Efficiency and Profitability

•                                          Reinforce Strong Customer Loyalty and Brand Identity through Superior Customer Service and Local Presence

•                                          Cross-Sell and Develop Additional Services to Increase Revenue per Customer

•                                          Manage Acquisition and Divestiture Processes to Optimize Our Footprint While Focusing on Delevering

Proven Track Record

Projected EBITDA

Average acquisition multiple is 7-8x LTM EBITDA and 2-Yr forward multiple is 5-6x LTM EBITDA

[GRAPH]

Industry Challenges & Responses

Regulation • Competition • Growth

Current RLEC ChallengesRegulation

•              Intrastate Access Reform

•              Pressure on Universal Service Fund (USF)

Competition

•              UNEP or Overbuild

•              CATV

•              Internet Connectivity

•              Wireless—Voice & Data

Top Line Revenue Growth

•              Regulated Revenues

•              Non-regulated Revenues

Regulation
Challenges & Opportunities

Intrastate Access Reform

Challenge

•           Lower Intrastate access rates to “mirror” Interstate access rates

•              Minutes of Use sensitive revenue streams

Response

•              Rate rebalancing via a local rate increase and/or State USF

•              Continuation of Rate of Return Regulation

•              Four consecutive quarters of positive year over year MOU Growth

Regulation
Challenges & Opportunities

Pressure on Universal Service Fund (USF)

Challenge

•              Increasing number of eligible participants

                -               Wireless carriers getting ETC status

•              Increasing funding requirements will lead to USF cap or portability

Response

•                                          FairPoint taking leadership role in developing legislative and regulatory policies to rationalize USF funding

•              New contributors to USF

•              New contribution methodology

Competition
Challenges & Opportunities

Overbuild or UNEP Competitors

Challenge

•              Alternative carrier(s) entering our markets

Response

•              Rural demographics create natural economic barrier to entry

•                                          Introduce vertical and horizontal services to capture greater wallet share and customer loyalty

•              No such competition in any FairPoint market today

Competition
Challenges & Opportunities

Cable TV

Challenge

•              Alternative carrier(s) (voice and data) entering our markets

Response

•                                          Rural CATV demographics discourage capital investment required to effectively offer voice and data services

•              Developing technology will facilitate entertainment services over copper

Competition
Challenges & Opportunities

Internet Connectivity

Challenge

•              Voice Over Internet Protocol (VOIP)

•              Instant Messaging and E-mail replacing voice calls

Response

•              FairPoint to become dominant ISP in its markets

                -               Q1 2003 — broadband offering in all its exchanges

                -               Become dominant VOIP provider in our markets

•              Instant Messaging — affects only Intrastate revenues

Competition
Challenges & Opportunities

Wireless—Voice

Challenge

•              Wire line replacement

Response

•              Impact on Intrastate MOU growth, not access line replacement

•              Poor coverage limits access line replacement

•              Resale of wireless service

Wireless—Data

Challenge

•           Competitive Wireless ISP offerings

Response

•           FairPoint is deploying wireless broadband product offering in select markets

Top Line Revenue Growth

Challenge

•           Slower economic growth has impacted access line growth and  end user purchases of additional telecommunications services

Response

•           Regulated Revenues

                -               Bundling local, Internet, long distance, wireless

                -               Marketing and sales focus of enhanced services

•              Non-Regulated Revenues

                -               Broadband Services

                                -               Wireless Broadband

                                -               DSL

                -               Other communications technology product offerings

New Revenue Sources

Revenues from non-traditional sources have nearly quadrupled in 4 years

[GRAPH]

Financial Review

Timothy W. Henry

Vice President of Finance

Strong Historical RLEC Revenue and EBITDA Growth and Stable Margins

RLEC Historical Revenues and EBITDA 1994 — 2002

[GRAPH]

Refinancing Objectives

•                                          Removed refinancing uncertainty with regard to revolvers maturing in 2004

•                                          Extended the next maturity on any debt to 2007

•                                          Reduced future amortization payments significantly

($000’s)	2003	2004	2005	2006	2007	Total

Current	$3,266	$171,227	$89,290	$72,205	$15,731	$351,719

Amended	—	20,000	20,000	30,000	88,500	158,500

•                                          Repurchased a portion of the PIK Preferred Equity at a discount to increase the value of the common equity

•                                          Repurchased a portion of the Carrier Services debt at a discount

Refinancing Source And Use Of Funds

($ in Millions)

Sources:
Cash	$1.2
New Senior Notes	225.0
New Term Loan A	30.0
$256.2

Uses:
Repay Existing revolver Facilities	$154.6
Repay Existing Term Loan B	65.5
Repurchase 9 1/2% Senior Sub Notes	7.9
Repurchase 12 1/2% Senior Sub Notes	6.1
Repurchase Series A Preferred Stock	8.6
New Equity Investment in Unrestricted Sub	1.5
Transaction Costs	12.0
$256.2

Restricted Group Debt Capitalization

($ in Millions)

	12/31/02	3/31/03

Demand Notes	$0.4	$0.4
Senior Long-Term Debt (1)	368.4	174.2
Senior Notes	—	225.0
Total Senior Debt	$368.8	399.6

Senior Subordinated Debt	400.0	383.2
Other Subordinated Debt	7.0	7.0
Total Debt	$775.8	$789.8

(1) Excludes Carrier Services Debt

Three Months Operating Results for the Period

Ended March 31, 2003
(Year over Year Comparison)

Consolidated Revenues	Down 2.2% to $57.1 million

Consolidated Operating Expenses	Up 0.8% to $38.4 million

Adjusted Consolidated Operating Cash Flow (EBITDA)	Down 2.9% to $33.8 million

Adjusted RLEC Operating Cash Flow (EBITDA)(1)	Down 1.9% to $33.6 million

Access Line Equivalents(2)(3)	Up 0.7% to 251,415

(1)           Excludes non-cash items

(2)           Sequential Quarter over Quarter comparison

(3)           Voice Plus DSL Access Lines

Credit Statistics

($000 Omitted)	3/31/2003

Interest Coverage Ratio
Interest Expense	$75,153
Total Covenant EBITDA	133,863
Ratio	1.78x
Covenant	1.50x

Total Leverage Ratio
Consolidated Net Debt	$780,067
Total Covenant EBITDA	133,863
Ratio	5.83x
Covenant	6.50x

Senior Secured Leverage Ratio
Senior Consolidated Debt	$162,910
Total Covenant EBITDA	133,863
Ratio	1.22x
Covenant	1.75x

Common Equity Ownership
Summary

[GRAPH]

Key Credit Considerations

Predictable and Consistent Cash Flow from Rural Telephone Business		Supportive Regulatory Environment

Strong Free Cash Flow		Favorable Rural Market Dynamics

Experienced Management Team	[LOGO]	Technologically Advanced Infrastructure and Significant Scale

Substantial Equity Base Provided by Thomas H Lee and Kelso		Established Acquisition Platform and Demonstrated Integration Expertise

[LOGO]

Bear Stearns
Annual Credit Research

Conference
June 4, 2003